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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 20, 2003


                            U.S. PLASTIC LUMBER CORP.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
              Nevada                            000-23855                         87-0404343
---------------------------------        ------------------------            ------------------
  (State or other jurisdiction of        (Commission File Number)               (IRS Employer
          incorporation)                                                     Identification No.)

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                          ---------------------------


                        2300 W. Glades Road, Suite 440 W.
                            Boca Raton, Florida 33431
                ------------------------------------------------
                    (Address of principal executive offices)


                                 (561) 394-3511
                -----------------------------------------------
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
                -----------------------------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 14, 2003, the Company issued a press release announcing its results of operations for the three and nine months ending September 30, 2003. A copy of the press release is attached as Exhibit 99.01and is incorporated herein by reference.

         The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       U.S. PLASTIC LUMBER CORP.
                                       (Registrant)


Date: November 20, 2003                By: /s/ Michael D. Schmidt
                                           -------------------------------------
                                           Michael D. Schmidt
                                           Chief Financial Officer





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Exhibit
Number           Description
-------          ------------
99.01            US Plastic Lumber Corp.  Press Release dated November 14, 2003






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